                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                                The New Economy
                                    Fund(R)

                                   Prospectus




                                FEBRUARY 1, 1997

THE NEW ECONOMY FUND
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      5
Multiple Portfolio Counselor System                                       7
Investment Results                                                        9
Dividends Distributions and Taxes                                        10
Fund Organization and Management                                         11
Shareholder Services                                                     14

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The fund's investment objective is long-term growth of capital. Current income is a secondary consideration. In seeking to achieve its objective, the fund invests principally in the equity securities of companies that derive their revenue primarily from operations in the services and information area of the global economy or that appear to have future prospects tied importantly to that area of the economy.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


14-010-0297

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                       THE NEW ECONOMY FUND / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)    5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

   FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees                0.44%
12b-1 expenses                 0.22%/1/
Other expenses                 0.18%
Total fund operating expenses  0.84%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year               $ 66
Three years            $ 83
Five years             $101
Ten years              $155

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA*

                                                      YEARS ENDED NOVEMBER 30
                                                      -----------------------
                           1996    1995    1994    1993    1992    1991     1990    1989    1988    1987
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $16.98  $14.65  $16.47  $13.17  $10.98  $ 9.80   $13.22  $10.48  $ 9.29  $10.60
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .14     .20     .17     .11     .08     .15      .27     .25     .22     .22

Net realized and
unrealized gain (loss)
on investments             2.26    2.99    (.59)   3.75    2.45    1.76    (1.79)   3.33    1.70    (.73)

Total income (loss)
from investment
operations                 2.40    3.19    (.42)   3.86    2.53    1.91    (1.52)   3.58    1.92    (.51)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.19)   (.18)   (.12)   (.07)   (.14)   (.26)    (.29)   (.24)   (.19)   (.24)

Distributions from net
realized gains             (.69)   (.68)  (1.28)   (.49)   (.20)   (.47)   (1.61)   (.60)   (.54)   (.56)

Total distributions        (.88)   (.86)  (1.40)   (.56)   (.34)   (.73)   (1.90)   (.84)   (.73)   (.80)

Net asset value, end of
year                     $18.50  $16.98  $14.65  $16.47  $13.17  $10.98   $ 9.80  $13.22  $10.48  $ 9.29
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Total return/1/          15.00%  23.22%  (2.94%) 30.60%  23.58%  20.68%  (13.39%) 36.87%  22.32%  (3.37%)
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)            $4,223  $3,523  $2,592  $1,912  $1,115  $  908   $  783  $  888  $  678  $  696

Ratio of expenses to
average net assets         .84%    .88%    .85%    .85%    .89%    .92%     .92%    .83%    .81%    .73%

Ratio of net income to
average net assets         .85%   1.33%   1.25%    .76%    .67%   1.33%    2.50%   2.13%   1.97%   1.91%

Average commissions
paid/2/                   1.17c    .16c    .38c    .30c   3.29c   4.42c    3.29c   6.54c   4.12c   6.97c

Portfolio turnover rate  29.54%  27.03%  25.51%  26.97%  19.03%  18.52%   17.21%  23.31%   8.06%  13.40%
---------------------------------------------------------------------------------------------------------

* All per share data reflect the 100% stock dividend effected on May 26, 1994. /1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund aims to provide you with long-term growth of capital.

The fund seeks to achieve its objective by investing in securities of companies that derive their revenues primarily from operations in the services and information area of the global economy. These could include, for example, companies involved in the areas of telecommunications, computer systems and software, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. This investment policy is based on the belief that growth in services and information industries will continue to outpace overall economic growth, and will be more resistant to economic downturn.

The fund may invest up to 25% of its assets in companies outside the services and information area. This percentage is measured at the time of a particular investment. Up to 40% of the fund's assets may be invested in securities of issuers that are domiciled outside the U.S. (which are generally denominated in currencies other than the U.S. dollar).

   The fund normally invests in equity securities, including common stocks or other securities convertible into stocks. When prevailing market, economic, political or currency conditions warrant, assets may also be invested in debt securities generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company. In addition, the fund may hold cash and cash equivalents of U.S. and non-U.S. issuers, and may enter into repurchase agreements. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT
OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of trustees.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase

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                       THE NEW ECONOMY FUND / PROSPECTUS
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rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the ratings agencies as speculative. These securities are subject to greater risk of default and can significantly decline in price particularly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

The fund's investments in debt securities outside the U.S. will principally be in securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

   U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the funds board of trustees. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 10% of its total assets in illiquid securities.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing

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                       THE NEW ECONOMY FUND / PROSPECTUS
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local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.
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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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
                                                                            YEARS OF EXPERIENCE AS
                                                                            INVESTMENT PROFESSIONAL
                                                                                 (APPROXIMATE)
                                                                         ------------------------------
                                              YEARS OF EXPERIENCE
                                             AS PORTFOLIO COUNSELOR       WITH CAPITAL
                                           (AND RESEARCH PROFESSIONAL,    RESEARCH AND
PORTFOLIO COUNSELORS                         IF APPLICABLE) FOR THE        MANAGEMENT
    FOR THE NEW                                NEW ECONOMY FUND            COMPANY OR
    ECONOMY FUND         PRIMARY TITLE(S)       (APPROXIMATE)            ITS AFFILIATES     TOTAL YEARS
-------------------------------------------------------------------------------------------------------
WILLIAM R.              President,         13 years (since                  27 years         34 years
GRIMSLEY                Trustee and        the fund began
                        Principal          operations)
                        Executive
                        Officer of the
                        fund; Senior
                        Vice President
                        and Director,
                        Capital
                        Research and
                        Management
                        Company
-------------------------------------------------------------------------------------------------------
TIMOTHY D.              Executive Vice     6 years (in                      14 years         14 years
ARMOUR                  President of       addition to 5
                        the fund;          years as a
                        Senior Vice        research
                        President and      professional
                        Director,          prior to
                        Capital            becoming a
                        Research           portfolio
                        Company*           counselor for
                                           the fund)
-------------------------------------------------------------------------------------------------------
CLAUDIA                 Senior Vice        2 years (in                      19 years         21 years
HUNTINGTON              President of       addition to 11
                        the fund;          years as a
                        Senior Vice        research
                        President,         professional
                        Capital            prior to
                        Research           becoming a
                        Company*           portfolio
                                           counselor for
                                           the fund)
-------------------------------------------------------------------------------------------------------
JAMES B.                Senior Vice        6 years (in                      15 years         15 years
LOVELACE                President of       addition to 2
                        the fund; Vice     years as a
                        President,         research
                        Capital            professional
                        Research and       prior to
                        Management         becoming a
                        Company            portfolio
                                           counselor for
                                           the fund)
-------------------------------------------------------------------------------------------------------
GORDON                  Senior Vice        3 years (in                      26 years         26 years
CRAWFORD                President and      addition to 5
                        Director,          years as a
                        Capital and        research
                        Research           professional
                        Management         prior to
                        Company            becoming a
                                           portfolio
                                           counselor for
                                           the fund)
-------------------------------------------------------------------------------------------------------
WILLIAM C.              Senior Partner,    13 years (since                  38 years         44 years
NEWTON                  The Capital        the fund began
                        Group              operations)
                        Partners L.P.*
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
 The fund began operations in December 1983.
 *Company affiliated with Capital Research and Management Company.

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                              THE NEW ECONOMY FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently, the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL          THE FUND         THE FUND AT        GROWTH
TOTAL            AT NET            MAXIMUM          FUNDS
RETURNS:     ASSET VALUE/1/   SALES CHARGE/1/,/2/   INDEX/3/   S&P 500/4/
--------------------------------------------------------------------------------
One year         12.89%             6.38%            17.48%      22.90%
 ................................................................................
Five years       14.57%            13.22%            13.08%      15.18%
 ................................................................................
Ten years        13.90%            13.23%            13.61%      15.26%
 ................................................................................
Lifetime/5/      14.86%            14.34%            13.29%      15.87%
--------------------------------------------------------------------------------

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds..
/2/ The maximum sales charge has been deducted.
/3/ The Lipper Growth Funds Index tracks the 30 largest growth funds
    (representing about 56% of all growth fund assets).
/4/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ The fund began investment operations on December 1, 1983.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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Past results are not an indication of future results.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Usually, the fund pays dividends, which may fluctuate, in June and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION
NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1983. All fund operations are supervised by the fund's board of trustees who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management

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                       THE NEW ECONOMY FUND / PROSPECTUS
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Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                       THE NEW ECONOMY FUND / PROSPECTUS
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                              [MAP APPEARS HERE]

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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                       THE NEW ECONOMY FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                      SALES CHARGE AS A
                                        PERCENTAGE OF
                                     --------------------
                                                                DEALER
                                                   NET       CONCESSION AS
                                     OFFERING     AMOUNT     % OF OFFERING
INVESTMENT                             PRICE     INVESTED       PRICE
--------------------------------------------------------------------------
Less than $50,000                      5.75%       6.10%        5.00%

$50,000 but less than $100,000         4.50%       4.71%        3.75%

$100,000 but less than $250,000        3.50%       3.63%        2.75%

$250,000 but less than $500,000        2.50%       2.56%        2.00%

$500,000 but less than $1 million      2.00%       2.04%        1.60%

$1 million or more and certain
other investments described below    see below   see below    see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
                       THE NEW ECONOMY FUND / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER                 FOR DEALER                       FOR 24-HOUR
SERVICES                        SERVICES                         INFORMATION

American Funds                  American Funds                   American
Service Company                 Distributors                     FundsLine(R)
800/421-0180 ext. 1             800/421-9900 ext. 11             800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)


 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

                                  A current SAI has been filed
                                  with the Securities and
                                  Exchange Commission and is
                                  incorporated by reference (is
                                  legally part of the
                                  prospectus).

 CODE OF ETHICS

 Includes a description of the
 fund's personal investing
 policy.

 To request a free copy of any of the documents above:

 Call American Funds   or         Write to the Secretary of the fund
 Service Company                  333 South Hope Street
 800/421-0180 ext. 1              Los Angeles, CA 90071

                                                                  [RECYCLE LOGO]

         This prospectus has been printed on recycled paper.

                              THE NEW ECONOMY FUND
                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                             FEBRUARY 1, 1997

      This document is not a prospectus but should be read in conjunction with the current prospectus of The New Economy Fund (the fund or NEF) dated February 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                              THE NEW ECONOMY FUND
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                 (213) 486-9200

     Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                              TABLE OF CONTENTS

ITEM                                                       PAGE NO.

INVESTMENT POLICIES                                        1
DESCRIPTION OF CERTAIN SECURITIES                          2
INVESTMENT RESTRICTIONS                                    3
FUND TRUSTEES AND OFFICERS                                 6
MANAGEMENT                                                 10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                 12
PURCHASE OF SHARES                                         15
REDEEMING SHARES                                           22
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                23
EXECUTION OF PORTFOLIO TRANSACTIONS                        25
GENERAL INFORMATION                                        26
INVESTMENT RESULTS                                         27
APPENDIX - DESCRIPTION OF BOND RATINGS                     33
FINANCIAL STATEMENTS                                       ATTACHED


                              INVESTMENT POLICIES

LOWER RATED DEBT SECURITIES - The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) or securities that are determined equivalent by the fund's investment adviser, Capital Research and Management Company (the Investment Adviser).
(See "Appendix - Description of Bond Ratings" below for a more complete description of bond ratings.)

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

         Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

   CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collareral securing the repurchase agreement has declined and may occur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

   CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

      Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions, which cannot be changed without approval by a majority of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares. These restrictions provide that the fund may not:

 1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

 2. Invest in companies for the purpose of exercising control or management;

 3. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry;

 4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

 5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that entering into a forward currency contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend any of its assets; provided, however that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities or entering into repurchase agreements, shall not be prohibited by this restriction;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin;

 11. Enter into any repurchase agreement if, as a result, more than 10% of the fund's total assets would be subject to repurchase agreements maturing in more than seven days (see above);

 12. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 13. Mortgage, pledge or hypothecate its assets to any extent;

 14. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 15. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Invest in puts, calls, straddles or spreads, or combinations thereof; nor

 17. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

     Further investment policies of the fund, which may be changed by action of the Board of Trustees, without shareholder approval, include the following:
the fund will not invest more than 40% of its assets in securities of issuers outside the U.S. and/or denominated in currencies other than the U.S. dollar; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value for purposes of this restriction).

     All percentages relating to the policies and restrictions of the fund are measured at the time the investment is made.

     For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.
 For purposes of investment restriction number 4, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Trustees, and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission.

     For purposes of investment restriction number 6, forward currency contracts are not considered commodities or commodities contracts.

                           FUND TRUSTEES AND OFFICERS
                      TRUSTEES AND TRUSTEE COMPENSATION

NAME,             POSITION          PRINCIPAL            AGGREGATE               TOTAL                   TOTAL
ADDRESS           WITH              OCCUPATION(S)        COMPENSATION            COMPENSATION            NUMBER
AND AGE           REGISTRANT        DURING PAST 5        (INCLUDING              (INCLUDING              OF FUND
                                    YEARS                VOLUNTARILY             VOLUNTARILY             BOARDS ON
                                    (POSITIONS           DEFERRED                DEFERRED                WHICH
                                    WITHIN THE           COMPENSATION/1/)        COMPENSATION/1/)        TRUSTEE
                                    ORGANIZATIONS        FROM THE FUND           FROM ALL FUNDS          SERVES/2/
                                    LISTED MAY           DURING FISCAL           MANAGED BY
                                    HAVE                 YEAR ENDED              CAPITAL RESEARCH
                                    CHANGED              11/30/96                AND
                                    DURING THIS                                  MANAGEMENT
                                    PERIOD)                                      COMPANY

Richard G.        Trustee           Corporate            $13,550                 $29,100                 2
Capen, Jr.                          Director and
Box 2494                            author;
Rancho                              former United
Santa Fe,                           States
CA 92067                            Ambassador to
Age: 62                             Spain; former
                                    Vice Chairman
                                    of the Board;
                                    Knight
                                    Ridder, Inc.;
                                    former
                                    Chairman and
                                    Publisher,
                                    The Miami
                                    Herald.

+H.               Trustee           Private              $13,550/3/              $149,900/3/             18
Frederick                           Investor;
Christie                            former
P.O. Box                            President and
144                                 Chief
Palos                               Executive
Verdes                              Officer, The
Estates,                            Mission Group
CA                                  (non-utility
90274                               holding
Age: 63                             company,
                                    subsidiary of
                                    Southern
                                    California
                                    Edison
                                    Company);
                                    former
                                    President,
                                    Southern
                                    California
                                    Edison Company

Alan E.           Trustee           Private              $12,850                 $27,700                 2
Clements                            investor;
16 Great                            former
Peter                               Executive
Street                              Director -
London                              Finance,
SW1P3JF                             Imperial
England                             Chemical
Age: 68                             Industries
                                    PLC

++Robert          Chairman          Senior               None/4/                 None/4/                 5
B.                of the            Partner,
Egelston          Board             Capital Group
333 South                           Partners,
Hope                                Limited
Street                              Partnership
Los
Angeles,
CA 90071
Age: 66

Alan              Trustee           President,           $14,550                 $68,900                 4
Greenway                            Greenway
7413                                Associates,
Fairway                             Inc.
Road                                (management
La Jolla,                           consulting
CA 92037                            services)
Age: 69

++William         President         Senior Vice          None/4/                 None/4/                 3
R.                and               President and
Grimsley          Trustee           Director,
One Market                          Capital
Plaza                               Research and
Steuart                             Management
Towers,                             Company
Suite 1800
San
Francisco,
CA 94105
Age: 58

++Graham          Trustee           Former               None/4/                 None/4/                 2
Holloway                            Chairman of
17309 Club                          the Board,
Hill Drive                          American
Dallas, TX                          Funds
75248                               Distributors,
Age: 66                             Inc.

Leonade D.        Trustee           Former               $13,550/3/              $73,650/3/              5
Jones                               Treasurer,
1536 Los                            The
Montes                              Washington
Drive                               Post Company
Burlingame, CA 94010
Age: 49

William H.        Trustee           President,           $12,850/3/              $71,400/3/              4
Kling                               Minnesota
45 East                             Public Radio;
Seventh                             President,
Street                              Greenspring
St. Paul,                           Co.; former
MN 55101                            President,
Age: 54                             American
                                    Public Radio
                                    (now Public
                                    Radio
                                    International)

Norman R.         Trustee           Managing             $12,850                 $35,200                 2
Weldon                              Director,
8210 N.W.                           Partisan
27th                                Management
Street                              Group, Inc;
Miami, FL                           Chairman of
33122                               the Board,
Age: 62                             Novoste
                                    Corporation;
                                    Director,
                                    Enable
                                    Medical;
                                    former
                                    President and
                                    Director,
                                    Corvita
                                    Corporation

Patricia          Trustee           Private              $12,850                 $79,300                 5
K. Woolf                            investor;
506 Quaker                          Lecturer,
Road                                Department
Princeton,                          of Molecular
NJ 08540                            Biology,
Age: 62                             Princeton
                                    University


 + May be deemed an "interested person" within the meaning of the Investment Company Act of 1940 (the 1940 Act) due to membership on the board of directors of the parent company of a registered broker-dealer.

 ++ Trustees who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.

 /1/ Amounts may be deferred by eligible directors/trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director/trustee.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

  /3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees are as follows: H. Frederick Christie ($17,712); William H. Kling ($40,835); and Leonade D. Jones ($24,820). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

 /4/ Robert B. Egelston, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                               OFFICERS
        (with their principal occupations during the past five years)#

 ROBERT B. EGELSTON, Chairman of the Board (see above).

 WILLIAM R. GRIMSLEY, President (see above).

   * TIMOTHY D. ARMOUR, Executive Vice President.
Senior Vice President and Director, Capital Research Company.

   * CLAUDIA P. HUNTINGTON, Senior Vice President.
  Senior Vice President, Capiral Research Company

   * JAMES B. LOVELACE, Senior Vice President.
  Vice President, Capital Research and Management Company.

* VINCENT P. CORTI, Vice President.
Vice President -- Fund Business Management   Group, Capital Research and
Management Company.

** STEVEN N. KEARSLEY, Vice President and Treasurer.
Vice President and   Treasurer, Capital Research and Management Company.

* CHAD L. NORTON, Secretary.
Vice President -- Fund Business Management   Group, Capital Research and
Management Company.

** MARY C. HALL, Assistant Treasurer.
Senior Vice President -- Fund Business Management Group, Capital Research and Management Company.

 ROBERT P. SIMMER, Assistant Treasurer.  5300 Robin Hood Raod, Norfolk, VA
23513.  Vice President - Fund Business   Management Group, Capital Research
and Management Company.

__________________________________

# Positions within the organizations listed may have change during this period.
* Address is 333 South Hope Street, Los Angeles, CA  90071

** Address is 135 South State College Boulevard, Brea, CA 92821

         All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $8,500 per annum to Trustees who are not affiliated with the Investment Adviser, plus $800 for each Board of Trustees meeteing attended, plus $400 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of January 1, 1997 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                 MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

     An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

     The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1997, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, clerical and bookkeeping functions of the fund and provides suitable office space, small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the fund relating to the services furnished by the Investment Adviser. Subject to the expense agreement described below, the fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; expenses pursuant to the fund's Plan of Distribution (described below); custodian fees; printing and preparation of registration statements; taxes; compensation, compensation and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

     As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the lower of the annual rates of 0.60% on the first $300 million of the fund's net assets, 0.48% on assets over $300 million to $750 million, 0.45% on assets over $750 million to $1.25 billion, and 0.42% on assets over $1.25 billion; OR 0.58% on the first $500 million of the fund's net assets, 0.48% on assets from $500 million to $1 billion, 0.44% on assets from $1 billion to $1.5 billion, 0.41% on assets from $1.5 billion to $2.5 billion, 0.39% on assets from $2.5 billion to $4 billion, 0.38% on assets from $4 billion to $6.5 billion, and 0.375% on assets over $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     The Agreement provides for an advisory fee reduction by any amount necessary to assure that the fund's annual ordinary net operating expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses are excluded from this limit. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

      During the fiscal years ended November 30, 1996, 1995 and 1994, the Investment Adviser's total fees amounted to $17,016,000, $13,517,000, and $10,711,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1996 amounted to $2,388,000 after allowance of $12,134,000 to dealers. During the fiscal years ended November 30, 1995 and 1994 the Principal Underwriter retained $2,620,000 and $4,309,000 respectively.

     As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees, and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

     Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401 (k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended November 30, 1996, the fund paid or accrued $8,452,000 for compensation to dealers under the Plan.

     The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

     To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

     The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

     Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

     Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

     The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend during January of the following year.

     If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

     The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

     As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay and additional amount of tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

     The foregoing is limited to a summary federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


                            PURCHASE OF SHARES

METHOD                         INITIAL INVESTMENT                  ADDITIONAL INVESTMENTS

                               See "Investment Minimums and        $50 minimum (except where a lower
                               Fund Numbers" for initial           minimum is noted under "Investment
                               investment minimums.                Minimums and Fund Numbers").

By contacting                  Visit any investment dealer         Mail directly to your investment
your investment                who is registered in the state      dealer's address printed on your
dealer                         where the purchase is made and      account statement.
                               who has a sales agreement with
                               American Funds Distributors.

By mail                        Make your check payable to the      Fill out the account additions form
                               fund and mail to the address        at the bottom of a recent account
                               indicated on the account            statement, make your check payable
                               application.  Please indicate       to the fund, write your account
                               an investment dealer on the         number on your check, and mail the
                               account application.                check and form in the envelope
                                                                   provided with your account
                                                                   statement.

By telephone                   Please contact your investment      Complete the "Investments by Phone"
                               dealer to open account, then        section on the account application
                               follow the procedures for           or American FundsLink Authorization
                               additional investments.             Form.
                                                                   Once you establish the privilege,
                                                                   you, your financial advisor or any
                                                                   person with your account
                                                                   information can call American
                                                                   FundsLine(r) and make investments by
                                                                   telephone (subject to conditions
                                                                   noted in "Shareholder Account
                                                                   Services and Privileges - Telephone
                                                                   Redemptions and Exchanges" below).

By wire                        Call 800/421-0180 to obtain         Your bank should wire your
                               your account number(s), if          additional investments in the same
                               necessary.  Please indicate an      manner as described under "Initial
                               investment dealer on the            Investment."
                               account.  Instruct your bank
                               to wire funds to:
                               Wells Fargo Bank
                               155 Fifth Street
                               Sixth Floor
                               San Francisco, CA 94106
                               (ABA #121000248)
                               For credit to the account of:
                               American Funds Service
                               Company
                               a/c #4600-076178
                               (fund name)
                               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

                                                                        MINIMUM          FUND
FUND                                                                       INITIAL          NUMBER
                                                                           INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                               02
                                                                           $1,000
American Balanced Fund(r)                                                                   11
                                                                           500
American Mutual Fund(r)                                                                     03
                                                                           250
Capital Income Builder(r)                                                                   12
                                                                           1,000
Capital World Growth and Income Fund(sm)                                                    33
                                                                           1,000
EuroPacific Growth Fund(r)                                                                  16
                                                                           250
Fundamental Investors(sm)                                                                   10
                                                                           250
The Growth Fund of America(r)                                                               05
                                                                           1,000
The Income Fund of America(r)                                                               06
                                                                           1,000
The Investment Company of America(r)                                                        04
                                                                           250
The New Economy Fund(r)                                                                     14
                                                                           1,000
New Perspective Fund(r)                                                                     07
                                                                           250
SMALLCAP World Fund(r)                                                                      35
                                                                           1,000
Washington Mutual Investors Fund(sm)                                                        01
                                                                           250
BOND FUNDS
American High-Income Municipal Bond Fund(r)                                                 40
                                                                           1,000
American High-Income Trust(sm)                                                              21
                                                                           1,000
The Bond Fund of America(sm)                                                                08
                                                                           1,000
Capital World Bond Fund(r)                                                                  31
                                                                           1,000
Intermediate Bond Fund of America(sm)                                                       23
                                                                           1,000
Limited Term Tax-Exempt Bond Fund of America(sm)                                            43
                                                                           1,000
The Tax-Exempt Bond Fund of America(r)                                                      19
                                                                           1,000
The Tax-Exempt Fund of California(r)*                                                       20
                                                                           1,000
The Tax-Exempt Fund of Maryland(r)*                                                         24
                                                                           1,000
The Tax-Exempt Fund of Virginia(r)*                                                         25
                                                                           1,000
U.S. Government Securities Fund(sm)                                                         22
                                                                           1,000
MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                     09
                                                                           2,500
The Tax-Exempt Money Fund of America(sm)                                                    39
                                                                           2,500
The U.S. Treasury Money Fund of America(sm)                                                 49
                                                                           2,500
___________

*Available only in certain states.

For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)


                                                    SALES CHARGE AS                      DEALER
AMOUNT OF PURCHASE                                     PERCENTAGE OF THE:                   CONCESSION
AT THE OFFERING PRICE                                                                       AS PERCENTAGE
                                                                                            OF THE
                                                                                            OFFERING
                                                                                            PRICE

                                                       NET AMOUNT          OFFERING
                                                       INVESTED            PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                                       6.10%               5.75%            5.00%
$50,000 but less than $100,000
                                                       4.71                4.50             3.75

BOND FUNDS
Less than $25,000
                                                       4.99                4.75             4.00
$25,000 but less than $50,000
                                                       4.71                4.50             3.75
$50,000 but less than $100,000
                                                       4.17                4.00             3.25
STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                                       3.63                3.50             2.75
$250,000 but less than $500,000
                                                       2.56                2.50             2.00
$500,000 but less than $1,000,000
                                                       2.04                2.00             1.60
$1,000,000 or more                                                                          (see below)
                                                       none                none

Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the rospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. The prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

     The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Nonconvertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

     Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                               REDEEMING SHARES

By writing to American Funds Service       Send a letter of instruction specifying the name of
Company (at the appropriate address        the fund, the number of shares or dollar amount to be
indicated under "Fund                      sold, your name and account number.  You should also
Organization and Management -              enclose any share certificates you wish to redeem.
Principal Underwriter and                  For redemptions over $50,000 and for certain
Transfer Agent" in the prospectus)         redemptions of $50,000 or less (see below), your
                                           signature must be guaranteed by a bank, savings
                                           association, credit union, or member firm of a
                                           domestic stock exchange or the National Association
                                           of Securities Dealers, Inc. that is an eligible
                                           guarantor institution.  You should verify with the
                                           institution that it is an eligible guarantor prior to
                                           signing.  Additional documentation may be required
                                           for redemption of shares held in corporate,
                                           partnership or fiduciary accounts.  Notarization by a
                                           Notary Public is not an acceptable signature
                                           guarantee.

By contacting your investment dealer       If you redeem shares through your investment dealer,
                                           you may be charged for this service.  SHARES HELD FOR
                                           YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                           REDEEMED THROUGH THE DEALER.

You may have a redemption                  You may use this option, provided the account is
check sent to you by using                 registered in the name of an individual(s), a
American FundsLine(r) or by                UGMA/UTMA custodian, or a non-retirement plan trust.
telephoning, faxing, or                    These redemptions may not exceed $10,000 per day, per
telegraphing American Funds Service        fund account and the check must be made payable to
Company (subject to the conditions         the shareholder(s) of record and be sent to the
noted in this section and in "Other        address of record provided the address has been used
Important Things to Remember -             with the account for at least 10 days.  See "Fund
Telephone Purchases, Sales and             Organization and Management - Principal Underwriter
Exchanges" in the prospectus)              and Transfer Agent" in the Prospectus and "Exchange
                                           Privilege" below for the appropriate telephone or fax
                                           number.

In the case of the money                   Upon request (use the account application for the
market funds, you may have                 money market funds) you may establish telephone
redemptions wired to your                  redemption privileges (which will enable you to have
bank by telephoning American Funds         a redemption sent to your bank account) and/or check
Service Company ($1,000 or more) or        writing privileges.  If you request check writing
by writing a check ($250 or more)          privileges, you will be provided with checks that you
                                           may use to draw against your account.  These checks
                                           may be made payable to anyone you designate and must
                                           be signed by the authorized number of registered
                                           shareholders exactly as indicated on your checking
                                           account signature card.


A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

   REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to redeem the shares of any shareholder, at the current net asset value per share, if at such time the shareholder owns shares having an aggregate net asset value of less than the minimum initial investment required of new shareholders ($1,000).

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

     There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

      Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1996, 1995 and 1994 amounted to $2,495,000, $2,615,000 and
$2,437,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,626,000 for the fiscal year ended November 30, 1996.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, have served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Trustees.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any trustee or trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

     The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 30, 1996



  Net asset value and redemption price per share         $18.50
  (Net assets divided by shares outstanding)

  Maximum offering price per share (100/94.25 of per     $19.63
  share net asset value, which takes into account
  the fund's current maximum sales load)


                               INVESTMENT RESULTS

      The fund's yield is 0.80% based on a 30-day (or one month) period ended November 30, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b/cd+1)/6/-1]

 Where: a =  dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

      The fund's total return for the past 12 months and average annual total returns over the past five- and ten-year periods as of November 30, 1996 were 8.36%, 15.91% and 13.23%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/  = ERV.

     To calculate total return, an initial investment is divided by the public offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Trustees. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending and the initial investment value divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for one-year, five-years, ten-years and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

     The following assumptions will be reflected in computations made in accordance with the formulas stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

     The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

     The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

     The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

     The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

     The fund may, from time to time, compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

     Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

     The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       NEF VS. VARIOUS UNMANAGED INDICES


 Period                        NEF        S&P 500/1/   DJIA/2/      NYSE/3/

12/1/83 - 11/30/96             +486%        +599%      +706%        +314%


  /1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks, and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

  /2/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

  /3/ Index is a capitalization weighted index of all The New York Stock Exchange Composite common stocks listed on the exchange.


       IF YOU ARE CONSIDERING NEF FOR AN INDIVIDUAL RETIREMENT ACCOUNT...


Here's how much you would have if you had invested $2,000 a year in NEF:

2 Years          5 Years               7 Years             10 Years
(12/1/94-        (12/1/91 -            (12/1/89-           (12/1/86-
11/30/96)        11/30/96)             11/30/96)           11/30/96)

$4,839           $14,864               $24,287             $44,528


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM:


If you had invested   Periods                   ...and taken all
$10,000 in NEF      12/1-11/30                distributions in shares,
this many years...                             your investment would
Number                                        have been worth this
of Years                                      much at November 30, 1996:
                                              Value ($)

 1                  1995  -  1996             10,836

 2                  1994  -  1996             13,359

 3                  1993  -  1996             12,962

 4                  1992  -  1996             16,928

 5                  1991  -  1996             20,921

 6                  1990  -  1996             25,244

 7                  1989  -  1996             21,871

 8                  1988  -  1996             29,930

 9                  1987  -  1996             36,620

10                  1986  -  1996             34,652

11                  1985  -  1996             42,048

12                  1984  -  1996             58,271

13                  1983  -  1996             58,631



Illustration of a $10,000 investment in NEF with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, December 1, 1983 through November 30, 1996)

                   COST OF SHARES                                                     VALUE OF SHARES

Fiscal       Annual         Total            Investment     From           From              Dividends      Total
Year End     Dividends      Dividends        Cost           Initial        Capital Gains     Reinvested     Value
11/30                       (cumulative)                    Investment     Reinvested

1984         $   --         $      --        $ 10,000       $   9,485      $        --       $       --     $  9,485

1985         199            199              10,199         12,864         --                280            13,144

1986         140            339              10,339         14,560         913               477            15,950

1987         367            706              10,706         12,761         1,586             746            15,093

1988         315            1,021            11,021         14,396         2,858             1,208          18,462

1989         421            1,442            11,442         18,159         5,042             2,068          25,269

1990         566            2,008            12,008         13,462         6,417             2,007          21,886

1991         589            2,597            12,597         15,076         8,427             2,910          26,413

1992         328            2,925            12,925         18,091         10,676            3,874          32,641

1993         189            3,114            13,114         22,617         14,934            5,080          42,631

1994         307            3,421            13,421         20,124         16,436            4,816          41,376

1995         517            3,938            13,938         23,324         21,446            6,214          50,984

1996         578            4,516            14,516         25,412         25,793            7,426          58,631


The dollar amount of capital gain distributions during the period was $16,822

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1996

-------------------------------------------                 ---------
Largest Holdings by Industry
Broadcasting & Publishing                                       14.21%
Miscellaneous Financial Services                                 7.81
Telecommunications                                               7.69
Merchandising                                                    7.20
Banking                                                          6.82
All Other Industries                                            44.54
Cash & Equivalents                                              11.73
-------------------------------------------                 ---------
                                                              Percent
                                                                   of
                Largest Stock Holdings                     Net Assets

Federal National Mortgage                                        3.12%
Federal Home Loan Mortgage                                       2.10
ING Groep                                                        1.95
Tele-Communications, TCI Group                                   1.80
Time Warner                                                      1.78
Walt Disney                                                      1.65
Viking Office Products                                           1.65
Viacom                                                           1.47
United HealthCare                                                1.44
Carnival                                                         1.40
-------------------------------------------                 ---------    ---------   ---------

                                                                            Market     Percent
Stocks                                                        Shares         Value      of Net
(Common & Preferred )                                                        (000)      Assets
----------------------------------------                    ---------    ---------   ---------
BROADCASTING & PUBLISHING - 14.21%
Tele-Communications, Inc., Series A, TCI Group /1/          5,620,165      $75,872       1.80%
Time Warner Inc.                                            1,840,220       74,989         1.78
Viacom Inc., Class B /1/                                    1,650,000       62,288         1.47
Tele-Communications, Inc., Series A, Liberty Media
 Group /1/                                                  1,819,266       45,482         1.08
Mediaset (Italy)/1/ /2/                                     8,410,000       40,236          .95
News Corp. Ltd., preferred shares (Australia)               2,798,715       12,298
News Corp. Ltd.                                             2,076,719       11,051
News Corp. Ltd. (American Depositary
 Receipts)                                                    470,000        9,988          .88
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                               235,000        4,054
Comcast Corp., Class A, special stock                       2,050,000       34,338          .81
Gaylord Entertainment Co., Class A                          1,411,200       30,164          .71
International Family Entertainment, Inc.,
 Class B /1/                                                1,562,500       24,023          .57
U S WEST Media Group /1/                                    1,200,000       22,950          .54
Quebecor Printing Inc. (Canada)                             1,200,000       21,750          .51
Grupo Televisa, SA (American Depositary
 Receipts) (Mexico) /1/                                       760,000       20,710          .49
EMAP PLC (United Kingdom)                                   1,400,000       17,180          .41
Tele-Communications International, Series A /1/             1,088,000       16,320          .39
CANAL+ (France)                                                66,025       15,147          .36
Thomson Corp. (Canada)                                        600,000       13,497          .32
Chris-Craft Industries, Inc. /1/                              309,000       12,630          .30
AUDIOFINA (Luxembourg)                                        262,150       11,695          .28
Arnoldo Mondadori Editore SpA (Italy)                       1,000,000        8,370          .20
Golden Books Family Entertainment, Inc. /1/                   500,000        5,750          .14
Soft Bank Corp. (Japan)                                        53,508        3,995          .09
New York Times Co., Class A                                   100,000        3,738          .09
All American Communications, Inc., Class B /1/                170,000        1,658          .04
MISCELLANEOUS FINANCIAL SERVICES - 7.81%
Federal National Mortgage Assn.                             3,200,000      132,000         3.12
Federal Home Loan Mortgage Corp.                              775,000       88,544         2.10
Capital One Financial Corp.                                   875,000       31,609          .75
Student Loan Marketing Assn.                                  280,000       26,915          .64
ADVANTA Corp., Class A                                        428,000       19,046
ADVANTA Corp., Class B                                         40,000        1,680          .49
First Data Corp.                                              450,000       17,944          .42
ORIX Corp. (Japan)                                            320,000       12,199          .29
TELECOMMUNICATIONS - 7.69%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                    1,541,960       46,837         1.11
Telecom Corp. of New Zealand Ltd. (New Zealand) /2/         8,644,000       45,547
Telecom Corp. of New Zealand Ltd.                             166,480          877         1.10
AirTouch Communications /1/                                 1,550,000       39,719          .94
Mannesmann AG (Germany)                                        75,000       31,293          .74
Tele Danmark AS, Class B (American Depositary
 Receipts) (Denmark)                                          704,700       17,618          .65
Tele Danmark AS, Class B                                      200,000        9,975
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts)
 (Brazil)                                                     267,493       20,263          .48
Telefonica de Espana, SA (American
 Depositary Receipts) (Spain)                                 170,000       11,220          .47
Telefonica de Espana, SA                                      400,000        8,765
STET-Societa Finanziaria Telefonica p.a.
 (Italy)                                                    4,300,000       18,308
STET-Societa Finanziaria Telefonica p.a.,                                                   .44
 preferred shares                                             150,000          461
Hong Kong Telecommunications Ltd. (Hong Kong)               9,700,000       16,812          .40
MCI Communications Corp.                                      450,000       13,725          .33
ALLTEL Corp.                                                  345,300       11,006          .26
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                                   225,000        9,731          .23
Technology Resources Industries Bhd.
 (Malaysia) /1/                                             4,320,000        8,806          .21
AT&T Corp.                                                    207,300        8,137          .19
Globalstar Telecommunications Ltd., 6.50%
 convertible preferred /2/                                    100,000        5,800          .14
MERCHANDISING - 7.20%
Viking Office Products, Inc. /1/                            2,220,000       69,514         1.65
Giordano Holdings Ltd. (Hong Kong)                         34,203,000       30,082          .71
Consolidated Stores Corp. /1/                                 800,000       29,600          .70
H & M Hennes & Mauritz AB, Class B (Sweden)                   205,000       29,578          .70
Circuit City Stores, Inc.                                     850,000       28,369          .67
Walgreen Co.                                                  400,000       16,700          .39
Wal-Mart Stores, Inc.                                         575,000       14,662          .35
Barnes & Noble, Inc. /1/                                      429,600       13,425          .32
Home Depot, Inc.                                              206,000       10,738          .25
Gymboree Corp. /1/                                            356,600       10,074          .24
Giant Food Inc., Class A                                      250,000        8,437          .20
Tesco PLC (United Kingdom)                                  1,445,485        8,274          .19
Home Shopping Network, Inc. /1/                               700,000        7,875          .19
Garden Ridge Corp. /1/                                        850,000        7,012          .17
Dickson Concepts (International) Ltd. (Hong Kong -
 Incorporated in Bermuda)                                   1,796,400        6,599          .16
Michaels Stores, Inc. /1/                                     600,000        6,000          .14
MSC Industrial Direct Co., Inc., Class A /1/                  100,000        3,738          .09
Williams-Sonoma, Inc. /1/                                     100,000        3,475          .08
BANKING - 6.82%
Wells Fargo & Co.                                             116,666       33,206          .78
Old Kent Financial Corp.                                      661,500       30,925          .73
Norwest Corp.                                                 630,000       29,452          .70
Golden West Financial Corp.                                   350,000       23,625          .56
Charter One Financial, Inc.                                   472,500       20,554          .49
Allied Irish Banks, PLC (Ireland)                           2,900,000       19,085          .45
Royal Bank of Canada (Canada)                                 500,000       18,474          .44
Barclays PLC (United Kingdom)                               1,000,000       17,205          .41
Banco de Santander, SA (Spain)                                270,000       14,625          .34
Banc One Corp.                                                275,000       13,097          .31
U. S. Bancorp                                                 264,600       11,312          .27
Hibernia Corp., Class A                                       869,100       11,298          .27
Keystone Financial, Inc.                                      375,000       10,102          .24
Sakura Finance (Bermuda) Trust, convertible
 preference share units (Japan) /1/                               177        9,982          .24
Grupo Financiero Banamex Accival, SA de CV,
 Series L (Mexico) /1/                                      3,024,415        5,493
Grupo Financiero Banamex Accival, SA de CV,                                                 .21
 Series B /1/                                               1,745,000        3,443
Swedbank, Class A (Sweden)                                    490,000        8,107          .19
Philippine Commercial International Bank, Inc.
 (Philippines)                                                607,600        8,091          .19
INSURANCE - 6.62%
ING Groep NV (Netherlands)                                  1,335,575       46,748
ING Groep NV, warrants, expire 2001 /1/                     5,200,000       35,589         1.95
Fairfax Financial Holdings Ltd. (Canada) /1/                  226,000       50,252         1.19
EXEL Ltd. (Bermuda)                                         1,150,000       43,556         1.03
Travelers/Aetna Property Casualty Corp., Class A              900,000       31,050          .74
PartnerRe Holdings Ltd. (Bermuda)                             820,000       26,650          .63
American International Group, Inc.                            150,000       17,250          .41
Irish Life PLC (Ireland)                                    2,584,124       11,949          .28
PMI Group, Inc.                                               162,000        9,396          .22
Trenwick Group Inc.                                           144,900        7,064          .17
COMPUTER SERVICES & SOFTWARE - 5.85%
Oracle Corp. /1/                                            1,167,900       57,227         1.35
Electronic Data Systems Corp. (formerly General
 Motors Corp., Class E)                                       740,000       35,798          .85
CUC International Inc. /1/                                  1,050,000       27,694          .66
Shared Medical Systems Corp.                                  400,000       19,900          .47
Tech Data Corp. /1/                                           600,000       18,000          .43
Sybase, Inc. /1/                                              950,600       16,754          .40
Electronic Arts /1/                                           495,300       15,912          .38
Broderbund Software, Inc. /1/                                 300,000        9,000          .21
Policy Management Systems Corp. /1/                           220,000        8,800          .21
Avid Technology, Inc. /1/                                     650,000        8,369          .20
MacNeal-Schwendler Corp.                                      670,000        5,862          .14
Fractal Design Corp. /1/                                      400,000        4,750          .11
Macromedia, Inc. /1/                                          225,100        4,080          .10
Wonderware Corp. /1/                                          430,000        4,031          .09
Nets Inc., convertible preferred, Class B/1/ /2/ /3/          175,000        3,500          .08
BTG, Inc. /1/                                                 150,000        3,019          .07
Acclaim Entertainment, Inc. /1/                               450,000        2,334          .05
American Management Systems, Inc. /1/                          62,000        2,205          .05
ENTERTAINMENT & LEISURE - 4.85%
Walt Disney Co.                                               947,000       69,841         1.65
Carnival Corp., Inc., Class A                               1,870,000       59,139         1.40
Mirage Resorts, Inc. /1/                                    1,100,000       26,538          .63
Harrah's Entertainment, Inc. /1/                            1,411,800       25,059          .59
Circus Circus Enterprises, Inc. /1/                           300,000       10,950          .26
Station Casinos, Inc. /1/                                     725,000        7,703          .18
Nintendo Co., Ltd. (Japan)                                     80,000        5,657          .14
HEALTH & HOSPITAL SERVICES - 3.55%
United HealthCare Corp.                                     1,410,000       60,806         1.44
Columbia/HCA Healthcare Corp.                                 517,500       20,700          .49
PacifiCare Health Systems, Inc., Class A /1/                  120,000        9,480
PacifiCare Health Systems, Inc., Class B /1/                  100,000        8,300          .42
Humana Inc. /1/                                               500,000        9,437          .22
Human Genome Sciences, Inc. /1/                               250,000        9,313          .22
Value Health, Inc. /1/                                        450,000        8,156          .19
Vivra Inc. /1/                                                200,000        6,150          .15
Cerner Corp. /1/                                              400,000        5,950          .14
Nu Skin Asia Pacific, Inc., Class A /1/                       200,000        5,925          .14
Health Systems International, Inc., Class A /1/               245,500        5,647          .14
ELECTRONIC DATA PRODUCTS - 2.88%
America Online, Inc. /1/                                    1,030,000       36,436          .86
Intel Corp.                                                   250,000       31,719          .75
General Instrument Corp. /1/                                1,285,100       28,433          .68
Avnet, Inc.                                                   370,000       21,645          .51
Lucent Technologies Inc.                                       64,816        3,322          .08
MISCELLANEOUS BUSINESS SERVICES - 2.83%
Rentokil Group PLC (United Kingdom)                         7,429,900       54,205         1.28
Ceridian Corp. /1/                                            400,000       19,250          .46
Robert Half International Inc. /1/                            400,000       14,900          .35
Pittston Brink's Group                                        580,000       14,790          .35
Concord EFS, Inc. /1/                                         307,500        8,956          .21
EarthWatch Inc., 12% convertible preferred,
 Series C /1/ /2/ /3/ /4/                                     500,000        5,358          .13
DecisionOne Holdings Corp. /1/                                132,200        2,049          .05
RESTAURANTS - 2.32%
Brinker International, Inc. /1/                             2,750,000       50,875         1.21
McDonald's Corp.                                              520,000       24,310          .58
Foodmaker, Inc. /1/                                         1,900,000       17,337          .41
Sizzler International, Inc. /1/                             1,375,000        3,953          .09
Outback Steakhouse, Inc. /1/                                   50,000        1,444          .03
ENERGY SERVICES - 2.13%
Helmerich & Payne, Inc.                                       738,000       39,667          .94
Schlumberger Ltd. (Netherlands Antilles)                      250,000       26,000          .62
Transocean Offshore Inc.                                      400,000       24,100          .57
COMPUTER SYSTEMS - 1.23%
Silicon Graphics, Inc. /1/                                  1,060,000       21,067          .50
Bay Networks, Inc. /1/                                        600,000       16,050          .38
International Business Machines Corp.                          47,000        7,491          .18
Digital Equipment Corp. /1/                                   200,000        7,350          .17
DIVERSIFIED SERVICES - 1.12%
Brambles Industries Ltd. (Australia)                        1,350,000       23,617          .56
Benpres Holdings Corp. (Global Depositary
 Receipts) (Philippines) /1/ /2/                            1,209,190        8,888
Benpress Holdings Corp. (Global Depositary                                                  .30
 Receipts) /1/                                                509,050        3,742
First Pacific Co. Ltd. (Hong Kong)                          8,000,000       11,123          .26
HOTELS & MOTELS - 1.09%
Marriott International, Inc.                                  755,000       42,091         1.00
Promus Hotel Corp. /1/                                        122,900        3,964          .09
REAL ESTATE - 0.94%
Host Marriott Corp. /1/                                     1,650,000       25,163          .59
Mitsubishi Estate Co., Ltd. (Japan)                         1,160,000       14,673          .35
ELECTRIC UTILITIES - 0.79%
Southern Electric PLC (United Kingdom)                      1,500,000       17,688          .42
National Power PLC (United Kingdom)                         2,000,000       15,533          .37
ADVERTISING - 0.66%
Interpublic Group of Companies, Inc.                          360,000       17,820          .42
Omnicom Group Inc.                                            200,000       10,200          .24
ENVIRONMENTAL SERVICES - 0.55%
WMX Technologies, Inc.                                        320,000       11,520          .27
Ecolab Inc.                                                   200,000        7,775          .19
Waste Management International PLC (American
 Depositary Receipts) (United Kingdom) /1/                    415,000        3,735          .09
INFORMATION & PRINTING SERVICES - 0.52%
Primark Corp. /1/                                             838,900       22,021          .52
SAFETY AND SECURITY SERVICES - 0.46%
ADT Ltd. (Bermuda) /1/                                        500,000       10,250          .24
Rollins, Inc.                                                 500,000        9,312          .22
ENGINEERING & CONSTRUCTION - 0.44%
Jacobs Engineering Group Inc. /1/                             775,000       18,697          .44
DELIVERY SERVICES - 0.34%
Federal Express Corp. /1/                                     320,000       14,160          .34
AIRLINES - 0.34%
Southwest Airlines Co.                                        350,000        8,663          .21
AMR Corp. /1/                                                  60,000        5,475          .13
RAIL & ROAD SERVICES - 0.25%
Werner Enterprises, Inc.                                      450,000        7,256          .17
Greyhound Lines, Inc. /1/                                     825,000        3,197          .08
MISCELLANEOUS PUBLIC SERVICES - 0.03%
Eurotunnel SA, units (France) /1/                             910,268        1,264          .03
MISCELLANEOUS
Other stocks in initial period of acquisition                              200,491         4.75
                                                                         ---------   ---------
TOTAL STOCKS
 (cost: $2,660,271,000)                                                  3,727,753        88.27
                                                            Principal    ---------   ---------
                                                               Amount
Short-Term Securities                                           (000)
----------------------------------------                    ---------    ---------   ---------
CORPORATE SHORT-TERM NOTES- 10.92%
E.I. du Pont de Nemours and Co.5.27% due
 1/13-1/28/97                                                 $60,625       60,206         1.43
General Electric Co. 5.25% due
 12/13-12/20/96                                                48,700       48,586         1.15
Beneficial Corp. 5.25%-5.33% due
 12/2/96-1/17/97                                               48,400       48,227         1.14
Ameritech Capital Funding Corp. 5.25%-5.28% due
 12/19/96-2/7/97                                               41,300       41,041          .97
Ford Motor Credit Co. 5.25%-5.33% due
 12/12/96-1/9/97                                               40,000       39,856          .94
American Express Credit Corp. 5.25%-5.33% due
 12/12/96-1/23/97                                              38,600       38,486          .91
Lucent Technologies Inc. 5.24%-5.40% due
 12/3-12/18/96                                                 38,500       38,449          .91
J.C. Penney Funding Corp. 5.31% due
 12/4/96                                                       37,600       37,578          .89
International Lease Finance Corp. 5.28%-
 5.30% due 12/9/96-1/22/97                                     37,500       37,293          .88
Weyerhaeuser Co. 5.25%-5.29% due
 12/11/96-1/23/97                                              34,000       33,831          .80
Sara Lee Corp. 5.24%-5.25% due
 12/4-12/24/96                                                 26,500       26,441          .63
General Electric Capital Corp. 5.31% due
 1/8-1/15/97                                                   11,200       11,126          .27
Federal Agency Discount Notes- 1.28%
Federal National Mortgage Assn. 5.215%-
 5.415% due 12/6-12/19/96                                      54,435       54,358         1.28
                                                                         ---------   ---------
TOTAL SHORT-TERM SECURITIES
 (cost: $515,482,000)                                                      515,478        12.20
                                                                         ---------   ---------
TOTAL INVESTMENT SECURITIES
 (cost: $3,175,753,000)                                                  4,243,231       100.47

Excess of payables over cash and receivables                                19,942          .47
                                                                         ---------   ---------
NET ASSETS                                                              $4,223,289     100.00%
                                                                         =========   =========



/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/ Valued under procedures established by the Board
 of Trustees
/4/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


See Notes to Financial Statements

Stocks appearing in the portfolio
since May 31, 1996
-------------------------------------------

Allied Irish Banks
American Management Systems
BTG
Ceridian
Concord EFS
Garden Ridge
Globalstar Telecommunications
Gymboree
Hong Kong Telecommunications
Lucent Technologies
Macromedia
Mitsubishi Estate
MSC Industrial Direct
Nets
Nu Skin Asia Pacific
Royal Bank of Canada
Sakura Finance (Bermuda) Trust
Shared Medical Systems
Southern Electric
Swedbank
Thomson
Wonderware


Stocks eliminated from the portfolio
since May 31, 1996
-------------------------------------------

AMBAC
Arbor Drugs
Australia and New Zealand Banking Group
Banco Popular Espanol
Canadian National Railway System
CESP - Companhia Energetica de Sao Paulo
Cifra
Cincinnati Financial
CKAG Colonia Konzern
Compuware
Coram Healthcare
Delhaize 'Le Lion'
Dow Jones & Co.
Duty Free International
FHP International
Havas
Host Marriott Services
Ito-Yokado
Landmark Graphics
LIN Television
Mercantile Bancorporation
News International
Noble Drilling
Nortel Inversora
Octel Communications
Renaissance Communications
Selective Insurance Group
SFX Broadcasting
Shoe Carnival
Talbots
Telephone and Data Systems
Toys 'R' Us
Turner Broadcasting System
Washington Mutual Savings Bank

The New Economy Fund
Financial Statements
Statement of Assets and                                          (dollars in
Liabilities at November 30, 1996                                  thousands)
                                                 -----------     -----------
Assets:
Investment securities at market
 (cost: $3,175,753)                                               $4,243,231
Cash                                                                   1,454
Receivables for-
 Sales of investments                                  $ 797
 Sales of fund's shares                                3,459
 Dividends                                             3,222           7,478
                                                 -----------     -----------
                                                                   4,252,163
Liabilities:
Payables for-
 Purchases of investments                             21,801
 Repurchases of fund's shares                          3,460
 Management services                                   1,478
 Accrued expenses                                      2,135          28,874
Net Assets at November 30, 1996-                 -----------     -----------
 Equivalent to $18.50 per share on
 228,291,978 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                      $4,223,289
                                                                  ==========



Statement of Operations                                          (dollars in
for the year ended November 30, 1996                              thousands)
----------------------------------------         -----------     -----------
Investment Income:
Income:
 Dividends                                          $ 39,669
 Interest                                             25,895        $ 65,564
                                                 -----------
Expenses:
 Management services fee                              17,016
 Distribution expenses                                 8,452
 Transfer agent fee                                    4,626
 Reports to shareholders                                 260
 Registration statement and prospectus                   329
 Postage, stationery and supplies                        897
 Trustees' fees                                          107
 Auditing and legal fees                                  68
 Custodian fee                                           675
 Taxes other than federal income tax                      60
 Other expenses                                           99          32,589
                                                 -----------     -----------
 Net investment income                                                32,975
                                                                 -----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                    256,063
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                   815,599
 End of year                                       1,067,480
  Net unrealized appreciation                    -----------
   on investments                                                    251,881
 Net realized gain and unrealized                                -----------
  appreciation on investments                                        507,944
Net Increase in Net Assets                                       -----------
 Resulting from Operations                                          $540,919
                                                                  ==========


                                                                 (dollars in
Statement of Changes in Net Assets                                thousands)
----------------------------------------         -----------     -----------

                                                  Year ended     November 30
                                                         1996            1995
Operations:                                      -----------     -----------
Net investment income                             $   32,975      $   39,905
Net realized gain on investments                     256,063         146,663
Net unrealized appreciation
 on investments                                      251,881         460,558
                                                 -----------     -----------
 Net increase  in net assets
  resulting from operations                          540,919         647,126
                                                 -----------     -----------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                 (40,512)        (33,138)
Distributions from net realized
 gain on investments                                (143,588)       (120,976)
                                                 -----------     -----------

 Total dividends and distributions                  (184,100)       (154,114)
                                                 -----------     -----------
Capital Share Transactions:
Proceeds from shares sold:
 46,030,628 and 50,144,726
 shares, respectively                                791,270         747,511
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 10,959,728 and 10,606,653 shares,
 respectively                                        174,287         145,052
Cost of shares repurchased:
 36,172,855 and 30,229,239
 shares, respectively                               (621,663)       (454,846)
                                                 -----------     -----------
 Net increase in net assets resulting
  from capital share transactions                    343,894         437,717
                                                 -----------     -----------
Total Increase in Net Assets                         700,713         930,729

Net Assets:
Beginning of year                                  3,522,576       2,591,847
End of year (including undistributed             -----------     -----------
 net investment income: $20,277 and
 $27,814, respectively)                           $4,223,289      $3,522,576
                                                  ==========      ==========



 See Notes to Financial Statements

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $675,000 includes $18,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of November 30, 1996 net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,067,478,000, of which $1,219,818,000 related to appreciated securities and $152,340,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1996. The cost of portfolio securities for book and federal income tax purposes was $3,175,753,000 at November 30, 1996.

3. The fee of $17,016,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1996, distribution expenses under the Plan were $8,452,000. As of November 30,1996, accrued and unpaid distribution expenses were $1,946,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,626,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,388,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1996, aggregate amounts deferred and earnings thereon were $80,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1996, accumulated undistributed net realized gain on investments was $256,130,000 and paid-in capital was $2,879,402,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,228,263,000 and $1,004,804,000, respectively, during the year ended November 30, 1996.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1996, such non-U.S. taxes were $2,558,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $29,000 for the year ended November 30, 1996.


PER-SHARE DATA AND RATIOS /1/


                                                          Year      ended   November            30
                                         ---------    --------   --------   --------   ----------
                                               1996        1995       1994       1993         1992
                                         ---------    --------   --------   --------     --------
Net Asset Value, Beginning
 of Year                                      16.98       14.65      16.47      13.17        10.98
                                         ---------    --------   --------   --------     --------

Income from Investment
 Operations:
 Net investment income                         .14         .20        .17        .11          .08
 Net realized and unrealized
  gain (loss) on investments                  2.26        2.99       (.59)       3.75         2.45
  Total income (loss) from               ---------    --------   --------   --------     --------
   investment operations                      2.40        3.19       (.42)       3.86         2.53
                                         ---------    --------   --------   --------     --------
Less Distributions:
 Dividends from net investment
  income                                      (.19)       (.18)      (.12)      (.07)        (.14)
 Distributions from net realized
  gains                                       (.69)       (.68)     (1.28)      (.49)        (.20)
                                         ---------    --------   --------   --------     --------
   Total distributions                        (.88)       (.86)     (1.40)      (.56)        (.34)
                                         ---------    --------   --------   --------     --------
Net Asset Value, End of Year                   18.5       16.98      14.65      16.47        13.17
                                         =========    ========   ========   ========     ========
Total Return /2/                             15.00%      23.22%   (2.94)%      30.60%       23.58%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $4,223      $3,523     $2,592     $1,912       $1,115
 Ratio of expenses to average
  net assets                                   .84%        .88%       .85%       .85%         .89%
 Ratio of net income to
  average net assets                           .85%       1.33%      1.25%       .76%         .67%
 Average commissions
  paid per share /3/                    1.17 cents   .16 cents  .38 cents  .30 cents   3.29 cents
 Portfolio turnover rate                     29.54%      27.03%     25.51%     26.97%       19.03%


 /1/ Adjusted to reflect the 100% share dividend effective May
  26, 1994.
 /2/ Calculated without deducting a sales charge. The
  maximum sales charge is 5.75% of the fund's offering price.
 /3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

     We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

PRICE WATERHOUSE LLP

Los Angeles, California
December 20, 1996


1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 23% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.